Cash Flow Adjustments and Changes in Working Capital - Cash Flow Statement Adjustments (Details) - GBP (£) £ in Thousands	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Adjustments
Depreciation, amortisation and impairment of non-financial assets	£ 6,269	£ 4,346	£ 2,882
Foreign exchange loss / (gain)	354	1,015	(140)
Interest income	(35)	(18)	(21)
Fair value movement of financial liabilities / assets	229	0	(1,043)
Interest expense	573	408	170
(Gain)/loss on disposal of non-current assets	(5)	107	(15)
Share-based compensation	1,505	854	768
Income on contingent consideration	0	(180)	0
Research and development tax credit	(1,008)	(1,322)	(1,117)
Grant income	(1,633)	(1,691)	(1,048)
Total adjustments	6,249	3,519	436
Net changes in working capital
Increase in trade and other receivables	(6,384)	(7,598)	(6,765)
Increase/(decrease) in trade and other payables	13,223	2,590	(888)
Net changes in working capital	£ 6,839	£ (5,008)	£ (7,653)